Exhibit 10.12

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

among

Toys “R” Us Holdings, Inc.

Funds managed by Bain Capital Partners, LLC or its Affiliates,

Toybox Holdings LLC,

Vornado Truck LLC and

certain other Persons

Dated as of July 21, 2005

i

6.5 Successors and Assigns; Transferees	18
6.6 Severability	19
6.7 Counterparts	19
6.8 Descriptive Headings	19
6.9 Notices	20
6.10 Delivery by Facsimile	21
6.11 Governing Law	21

ii

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of July 21, 2005 (the “Effective Date”) by and among:

(i)	Toys “R” Us Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Company”);

(ii)	Funds managed by Bain Capital Partners, LLC or its Affiliates that are listed on the signature pages hereto (together with their respective Affiliates, “Bain”);

(iii)	Toybox Holdings LLC, a Delaware limited liability company (together with its Affiliates, “KKR.”);

(iv)	Vornado Truck LLC, a Delaware limited liability company (together with its Affiliates, “Vornado” and together with Bain and KKR, the “Sponsors”);

(v)	each Person executing this Agreement and listed as an Other Investor on the signature pages hereto (collectively, the “Other Investors” and together with the Sponsors, the “Investors”); and

(vi)	such other Persons, if any, that from time to time become parties hereto pursuant to Section 6.5 hereof (collectively, together with the Investors, the “Stockholders”).

RECITALS

1. The Company, as of the date hereof, is authorized by its Certificate of Incorporation to issue capital stock consisting of 495,000,000 shares of its Class A Common Stock, par value $0.01 per share (the “Class A Common”), and 55,000,000 shares of its Class L Common Stock, par value $0.01 per share (the “Class L Common” and together with the Class A Common, the “Common Stock”).

2. As of or after the date hereof, certain managers of the Company and its Subsidiaries may purchase shares of Common Stock, or receive options exercisable for shares of Common Stock, pursuant to the Company’s 2005 Management Equity Plan, as amended from time to time according to its terms (the “Management Equity Plan”). With respect to any Common Stock purchased under the Management Equity Plan, or any Common Stock issued upon exercise of any options granted under the Management Equity Plan, the holders thereof (and their permitted transferees) (collectively, the “Management Stockholders”) will be subject to the terms of the Management Stockholders Addendum attached to the Management Equity Plan (the “Management Stockholders Addendum”).

3. The parties hereto desire for the Company to provide the registration rights set out in this Agreement. Unless otherwise noted in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 5.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.	DEMAND REGISTRATIONS.

1.1 Requests for Registration. At any time prior to the Initial Public Offering, a Sponsor Majority may initiate the registration of Company securities in the Initial Public Offering; provided that during the five-year period commencing on the Effective Date, such initiation shall require Unanimous Sponsor Approval. Subject to the other provisions of Section 1, (a) during the first two (2) years after the Initial Public Offering, a Sponsor Majority may initiate an unlimited number of registrations of all or part of their Registrable Securities on Form S-I or any similar or successor long-form registration (“Long-Form Registrations”) and, if available, an unlimited number of registrations of all or part of their Registrable Securities on Form S-2 or S-3 or any similar or successor short-form registration (“Short-Form. Registrations”), and (b) from and after the second anniversary of the Initial Public Offering, each Sponsor may (on behalf of itself and any Affiliate of it included in the term Sponsor) initiate up to three (3) Long-Form Registrations and, if available, an unlimited number of Short-Form Registrations; provided in each case that the aggregate gross offering price of the Registrable Securities requested to be registered in any Demand Registration must equal at least $50,000,000 in the case of any Long Form Registration and at least $20,000,000 in the case of any Short Form Registration; provided, further, that a Demand Registration shall not count as one of the Sponsor’s number of permitted Long-Form Registrations specified above unless the Sponsor initiating such registration and its Affiliates are able to sell pursuant to such registration at least 80% of the total number of Registrable Securities they requested to be included in such registration.

1.2 Demand Notice. All requests for Demand Registrations shall be made by giving written notice to the Company (a “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any such Demand Notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1.5, will include in such registration (and in all related registrations and qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the delivery of the Company’s notice.

1.3 Demand Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective, and whether or not such registration has counted as one of the permitted number of Long-Form Registrations.

1.4 Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short-form (unless the managing underwriter(s) of such offering requests the Company to use a Long-Form Registration in order to sell all of the Registrable Securities requested to be sold). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. A Sponsor Majority may, in connection with any Demand Registration requested by such holders that is a Short-Form Registration, require the Company to file such Short-Form Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”).

1.5 Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises the Company in writing that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included in such offering that, in the opinion of such underwriter(s), can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and only then securities that are not Registrable Securities if the managing underwriter(s) has advised that such securities may be included.

1.6 Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 90 days after the closing of a Public Offering (other than on Form S-4 or Form S-8 or any successor or similar form, but including the closing of an underwritten distribution pursuant to a Shelf Registration). The Company may postpone for up to 30 days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of the Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction; provided, however, that in such event, the Company will pay all Registration Expenses in connection with such registration. The Company may not postpone a Demand Registration more than two (2) times in any twelve-month period.

1.7 Selection of Underwriters. The Sponsor(s) holding the majority of the Registrable Securities included in a Demand Registration will have the right to select the underwriter or underwriters to administer the offering, provided that such selection will be subject to the approval of the board of directors of the Company (the “Board”), which approval will not be unreasonably withheld.

1.8 Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, other than this Agreement and the Management Stockholders Addendum. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the Requisite Sponsor Approval approving the issuance of such securities; provided that without such approval, subject to Section 6.1, (a) the Company may grant rights to other Persons to participate in Demand Registrations and Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Demand Registrations and Piggyback Registrations; and (b) the Company may grant rights to other Persons to request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares of Common Stock owned by each such holder.

2.	PIGGYBACK REGISTRATIONS.

2.1 Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than (a) in the Initial Public Offering (unless otherwise determined by the Requisite Sponsor Approval initiating such offering), (b) pursuant to a Demand Registration or (c) in connection with registration on Form S-4 or Form S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2.3 and 2.4 below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the delivery of the Company’s notice. Each such Company notice shall specify the approximate number of Company equity securities to be registered and the anticipated per share price range for such offering.

2.2 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations, whether or not any such registration becomes effective.

2.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advises the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration: (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (c) third, other securities requested to be included in such registration.

2.4 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company securities (other than the holders of Registrable Securities), and the managing underwriter(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: (a) first, the securities requested to be included therein by the holders requesting registration, and the

Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of shares owned by each such holder, and (b) second, other such securities requested to be included in such registration.

3.	REGISTRATION GENERALLY.

3.1 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably practicable:

(a) prepare and (within 60 days after the end of the period within which requests for inclusion in such registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Sponsors owning a majority of the Registrable Securities to be included in any Demand Registration copies of all such documents proposed to be filed, which documents will be subject to review by such counsel and any other counsel selected by a Sponsor not part of the majority selecting such counsel; provided that any fees and expenses associated with such other counsel shall be borne by such Sponsor);

(b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective for a period (A) of not less than 180 days (subject to extension pursuant to Section 3.3(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, (B) of less than 180 days, which period will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), or (C) in the case of a Shelf Registration, ending on the earlier of (I) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, (II) the second anniversary of the effective date of such Shelf Registration, (III) such other date determined by the Sponsor Majority approving such Shelf Registration and (IV) when all such Registrable Securities are freely saleable under Rule 144(k) under the Securities Act, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Sponsors owning a majority of the Registrable Securities to be included in the registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (which might include effecting a stock split or a combination of shares);

(i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, and to cooperate and participate as reasonably requested by any such seller in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(m) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

(n) cooperate with the sellers of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

(o) notify counsel for the sellers of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(p) use its reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(q) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(r) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information relating to the sale or registration of such Securities regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

3.2 Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration and each Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

(b) In connection with each Demand Registration and each Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the holders of Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and such expenses shall be considered Registration Expenses hereunder.

3.3 Participation in Underwritten Offerings.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 3.1(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.1(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(e).

3.4 Holdback Agreements.

3.4.1. Securityholder Holdback. To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during (a) with respect to the Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from the Company of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven days prior to and the 90-day period beginning on the date of commencement of such distribution, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree.

3.4.2. Company Holdback. The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during (a) with respect to the Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial

Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect an underwritten distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify all other holders of Registrable Securities of the date of the commencement of such distribution), the seven days prior to and the 90-day period beginning on the date of the commencement of such distribution, in each case except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form 5-8, and in each case unless the underwriters managing the registered public offering otherwise agree.

3.5 Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will use its reasonable efforts to timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

4.	INDEMNIFICATION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and, as applicable, its officers, directors, trustees, employees, stockholders, holders of beneficial interests, members, and general and limited partners (collectively, such holder’s “Indemnitees”) and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

4.2 Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages, liabilities, joint or several, to which the Company or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

4.3 Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

4.4 Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

4.5 Contribution. If the indemnification provided for in this Section 4 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.6 Other Rights. The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

5.	DEFINITIONS.

“Affiliate” means, with respect to any Person, (i) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any of the Stockholders (and vice versa) and none of the Stockholders shall be deemed Affiliates of each other solely as a result of their relationship with respect to the Company, (ii) if such Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to such Person or an Affiliate thereof and (iii) if such Person is a natural Person, any Family Member of such natural Person.

“Agreement” shall have the meaning set forth in the Preface.

“Amendment” shall have the meaning set forth in Section 6.4.

“Bain” shall have the meaning set forth in the Preface.

“Board” shall have the meaning set forth in Section 1.7.

“Class A Common” shall have the meaning set forth in the Recitals.

“Class L Common” shall have the meaning set forth in the Recitals.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preface.

“Demand Notice” shall have the meaning set forth in Section 1.2.

“Demand Registrations” means Long-Form Registrations and Short-Form Registrations requested pursuant to Section 1.1.

“Effective Date” shall have the meaning set forth in the Preface.

“Family Member” means, with respect to any natural Person, such Person’s spouse and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains at all times solely for the benefit of such Person’s spouse and/or descendants.

“Holdco” shall have the meaning set forth in Section 6.2.

“Indemnitees” shall have the meaning set forth in Section 4.1.

“Initial Public Offering” means the initial firm underwritten Public Offering registered under the Securities Act or equivalent foreign securities laws (other than a registration statement on Form S-4 or S-8 (or any similar or successor form)).

“Initial Shares” means, with respect to any Sponsor, the number of shares of Stock owned by such Sponsor on the Effective Date, as set forth opposite such Sponsor’s name on Schedule I attached hereto; which number of shares of Stock shall be proportionally adjusted (and Schedule I shall be modified accordingly) for any stock split, combinations, stock dividend or other recapitalization affecting such Stock.

“Investors” shall have the meaning set forth in the Preface.

“KKR” shall have the meaning set forth in the Preface.

“Long-Form Registrations” shall have the meaning set forth in Section 1.1.

“Majority Sponsor Approval” means the written approval of the Sponsor Majority.

“Management Equity Plan” shall have the meaning set forth in the Recitals.

“Management Stockholders” shall have the meaning set forth in the Recitals.

“Management Stockholders Addendum” shall have the meaning set forth in the Recitals.

“Managers” shall have the meaning set forth in the Preface.

“Other Investors” shall have the meaning set forth in the Preface.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

“Permitted Transferee” shall mean, with respect to any Stockholder, an Affiliate of such Stockholder (other than any “portfolio company” of such Stockholder or any entity controlled by any portfolio company of such Stockholder).

“Piggyback Registration” shall have the meaning set forth in Section 2.1.

“Public Offering” means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act or equivalent foreign securities laws.

“Registrable Securities” means (i) any share of Class A Common issued to any Investor (or any Affiliate thereof) as of the Effective Date or thereafter acquired, (ii) any common equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) with respect to any particular registration hereunder, any securities held by a Management Stockholder that are entitled to participate in such registration pursuant to the terms of the Management Stockholders Addendum. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or sold in a block sale to a financial institution in the ordinary course of its trading business. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” shall have the meaning set forth in Section 3.2.

“Requisite Sponsor Approval” means (a) with respect to any action that requires or would require Unanimous Sponsor Approval under the terms of this Agreement or Section 2.6 of the Stockholders Agreement, the approval of Sponsors constituting both Unanimous Sponsor Approval and Majority Sponsor Approval; and (b) with respect to any action that requires or would require Majority Sponsor Approval under the terms of this Agreement or Section 2.6 or 2.7 of the Stockholders Agreement, Majority Sponsor Approval.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force.

“Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force.

“Shelf Registration” shall have the meaning set forth in Section 1.4.

“Short-Form Registrations” shall have the meaning set forth in Section 1.1.

“Sponsor Majority” means (a) if each of the three (3) Sponsors continues to own at least 30% of its Initial Shares, then at least two (2) of such three (3) Sponsors; (b) if only two (2) of the Sponsors continue to own at least 30% of their Initial Shares, then both of such Sponsors; (c) if only one (1) Sponsor continues to own at least 30% of its Initial Shares, then such Sponsor; and (d) otherwise, the holders of a majority of the shares of Stock then held by the Sponsors.

“Sponsors” shall have the meaning set forth in the Preface.

“Stock” shall mean the capital stock of the Company. For clarification purposes, as of the Effective Date, the Common Stock constitutes all of the Company’s issued and outstanding capital stock.

“Stockholders” shall have the meaning set forth in the Preface.

“Stockholders Agreement” means that certain stockholders agreement, dated as of the Effective Date, among the Company and the Stockholders, as amended from time to time in accordance with its terms.

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any shares of Stock to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise; provided that the sale, pledge, assignment, encumbrance or other transfer or disposition of the common shares of beneficial interest, par value $0.04, of Vornado Realty Trust, a Maryland real estate investment trust (or its successors), will not be deemed a Transfer.

“Unanimous Sponsor Approval” means the written approval of each of the Sponsors that continues to own at least 50% of its Initial Shares; provided that if none of the Sponsors continues to own at least 50% of its Initial Shares, Unanimous Sponsor Approval shall mean Majority Sponsor Approval.

“Vornado” shall have the meaning set forth in the Preface.

6.	MISCELLANEOUS.

6.1 No Inconsistent Agreements; Foreign Registration. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. In the event the Board and the Requisite Sponsor Approval approve a public offering or a sale of the Common Stock of the Company (or other securities representing, or exercisable for or convertible into, shares of common stock) pursuant to the securities laws of a country other than the United States of America, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in as close to the same manner as possible under such foreign securities laws, and to otherwise preserve and give effect to the rights of the parties hereto.

6.2 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement (including, without limitation, effecting a stock split or a combination of shares). If the holders of Registrable Securities create a new holding company (“Holdco”), the result of which is that the stockholders of the Company immediately before such event become all the stockholders of Holdco, then in each instance the provisions of this Agreement will, in addition to applying to the Company, also apply to Holdco in the same manner as if Holdco were substituted for the Company throughout this Agreement.

6.3 Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

6.4 Amendment and Waiver. Except as otherwise provided herein, this Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and each Sponsor that continues to own at least 30% of its Initial Shares; provided, however, that the Sponsor Majority may amend or modify this Agreement in connection with equity transactions that do not require Unanimous Sponsor Approval under the Stockholders Agreement; and provided further, that the admission of new parties pursuant to the terms of Section 6.5 shall not constitute an amendment of this Agreement for purposes of this Section 6.4.

Notwithstanding the foregoing, if any amendment, modification, extension, termination of waiver (an “Amendment”) would treat any holder or group of holders of Registrable Securities that is a party hereto in a manner different from, and materially adverse relative to, the Sponsors voting in favor of such Amendment, then such Amendment will require the consent of the holder or holders of a majority of the Registrable Securities of such group adversely treated.

Each such Amendment shall be binding upon each party hereto and each Stockholder subject hereto. In addition, each party hereto and each Stockholder subject hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party or Stockholder. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 6.4, any Amendment to definitions to the extent used in such Section shall also require the specified consent.

6.5 Successors and Assigns; Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Registrable Securities shall continue to be Registrable Securities after any Transfer (except if such securities were effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or sold to the public pursuant to Rule 144 under the Securities Act). Any transferee receiving shares of Registrable Securities in a Transfer effected in compliance with the terms of the Stockholders Agreement shall become a Stockholder, party to this Agreement and subject to the terms and conditions of, and be entitled to enforce, this Agreement to the same extent, and in the same capacity, as the Person that Transfers such shares to such transferee; provided that only a Permitted Transferee of a Sponsor will be deemed to be a Sponsor for purposes of this Agreement; and provided further that only a Permitted Transferee of an Investor will be deemed to be an Investor for purposes of this Agreement. For the avoidance of doubt, any transferee receiving Registrable Securities in a Transfer that is not a Sponsor or a Permitted Transferee of a Sponsor or its Affiliates will become a party to this Agreement without the benefit of the right to trigger Demand

Registrations or other rights afforded to the Sponsors hereunder. Prior to the Transfer of any Registrable Securities to any transferee, and as a condition thereto, each Stockholder effecting such Transfer shall (a) cause such transferee to deliver to the Company and each of the Investors its written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms and conditions of this Agreement to the extent described in the preceding sentence and (b) if such Transfer is to a Permitted Transferee, remain directly liable for the performance by such Permitted Transferee of all obligations of such transferee under this Agreement.

6.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

6.7 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

6.8 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.9 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given, delivered and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 6.9 prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York time) on any Business Day and earlier than 11:59 p.m. (New York time) on the day preceding the next Business Day, (iii) one (1) Business Day after when sent, if sent by nationally recognized overnight courier service (charges prepaid), or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Toys “R” Us Holdings, Inc.
c/o Toys “R” Us, Inc.
One Geoffrey Way
Wayne, NJ 07470
Facsimile:	(973) 617-4004
Attention:	Chief Executive Officer
General Counsel

If to Bain:

Bain Capital Partners, LLC
111 Huntington Ave., 35th Floor Boston, MA 02199
Facsimile:	(617) 516-2010
Attention:	Matthew S. Levin Dwight Poler
Jordan Hitch

with copies to:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601
Facsimile:	(312) 861-2200
Attention:	Matthew E. Steinmetz, P.C.
Jeffrey W. Richards

If to KKR:

Kohlberg Kravis Roberts & Co.
2800 Sand Hill Road, Suite 200
Menlo Park, CA 94025
Facsimile:	(650) 233-6553
Attention:	Michael M. Calbert

with a copy to:

Latham & Watkins LLP
135 Commonwealth Drive
Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman

If to Vornado:

Vornado Realty Trust
888 Seventh Avenue
New York, New York 10019
Facsimile:	(212) 894-7996
Attention:	Wendy Silverstein
Alan Rice
with a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498
Facsimile:	(212) 558-3588
Attention:	Alan J. Sinsheimer
Eric M. Krautheimer

6.10 Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

6.11 Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its Stockholders. All other issues concerning this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

*    *    Signature pages follow    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day, and year first above written.

COMPANY:

TOYS “R” US HOLDINGS, INC.

By:	/s/ Michael M. Calbert
Name:	Michael M. Calbert
Title:

SPONSORS:

BAIN CAPITAL (TRU) VIII, L.P.

By	Bain Capital Partners VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL (TRU) VIII-E, L.P

By.	Bain Capital Partners VIII, L.P.
Its:	General Partner

By.	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL (TRU) VIII COINVESTMENT, L.P.

By:	Bain Capital Investors VIII, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BAIN CAPITAL INTEGRAL INVESTORS, LLC

By:	Bain Capital Investors, LLC
Its:	Administrative Member

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

BCIP TCV, LLC

By:	Bain Capital Investors, LLC
Its:	Administrative Member

By:	/s/ Matthew S. Levin
Name:	Matthew S. Levin
Its:

TOYBOX HOLDINGS, LLC

By:	/s/ Michael M. Calbert
Name:	Michael M. Calbert
Its:

VORNADO TRUCK, LLC

By:	Vornado Realty L.P.
Its:	Sole Member

By:	Vornado Realty L.P.
Its:	General Partner

By:	/s/ Michael D. Fascitelli
Name:	Michael D. Fascitelli
Its:

GB HOLDING I, LLC

By:	/s/ James M. Dworkin
Name:	James M. Dworkin
Its:

Schedule I

TOYS “R” US HOLDINGS, INC.

Ownership of Shares

Stockholder	Capital Contribution with respect to Class A Common Stock	Number of Shares of Class A Common Stock	Capital Contribution with respect to Class L Common Stock	Number of Shares of Class L Common Stock

Sponsors

Bain Capital (TRU) VIII, L.P.	$25,741,291.47	86,612,690.00	$231,690,865.13	9,623,632.00

Bain Capital (TRU) VIII-E, L.P.	$10,833,113.56	36,450,584.00	$97,506,124.88	4,050,065.00

Bain Capital (TRU) VIII Coinvestment, L.P.	4,219,412.00	14,197,214.00	$37,977,857.59	1,577,468.00

Bain Capital Integral Investors, LLC	$1,778,012.97	5,982,547.00	9,706,687.29	403,182.00

BCIP TCV, LLC	$258,308.71	869,141.00	$8,621,738.40	358,117.00

Toybox Holdings LLC	$42,830,138.71	144,112,176.00	$385,503,273.29	16,012,464.00

Vornado Truck LLC	$42,830,138.71	144,112,176.00	$385,503,273.29	16,012,464.00

Other Investors

QB Holding I, LLC	$1,499,888.75	5,046,732.00	$13,500,120.25	560,748.00

TOTAL	$129,990.304.88	437,383,260	$1,170,009,940.12	48,598,140.00